DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus California Intermediate Municipal Bond Fund for the six-month period ended September 30, 1997. Your Fund produced a total return including share price changes and dividend income generated, of 5.55%,* and an annualized tax-free distribution rate per share of 4.36%.**
THE ECONOMY
    Virtually ideal economic conditions prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports showed that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, how long can this favorable economic scenario continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the "Fed") embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan is a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor market another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
    There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.
    Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds target rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    In addition, the Fed has expected some slowdown throughout the 18-month economic resurgence, yet demand has remained strong throughout. However, the latest revision of the second-quarter economic growth rate showed a considerable buildup in business inventories. A rise in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off unsold backlogs. Nevertheless, it is possible that the inherent momentum in the economy combined with more vigorous consumer spending in the third quarter (retail sales showed renewed strength over the summer) could absorb these inventories without a reduction in output. We remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.
MARKET ENVIRONMENT
    The municipal market has benefited from the same improving trends as the broader fixed income markets. Rather than subduing the markets, the 25 basis-point interest rate hike that occurred in March acted as a stabilizer, providing the markets with a firm floor from which bond prices continued to rise and rates fall. During the summer the bond market moved into trading ranges, experiencing volatility within those ranges, but continuing to move to lower levels. During this time period the municipal market has been very attractive compared to its taxable counterparts. For example, on September 30, the generic ten-year municipal bond rated AAA was yielding 4.59%, which equates to a tax-equivalent yield of 6.65% (assuming a 31% Federal tax rate). Comparable term U.S. Treasuries were yielding 6.10%. Ample supply in the municipal market has been one factor in keeping levels attractive.
PORTFOLIO OVERVIEW
    The intermediate sector of the curve has continued to provide, on a relative value basis, a very attractive return. Currently, investors are receiving in the 15-year bonds approximately 96% of the yield of 30-year bonds without being exposed to the added volatility. The California market has been a very strong performer during this time period. Issues, especially in the intermediate sector, have been in constant demand. A combination of a strong local economy and dearth of supply earlier in the year have been the contributing factors. The Fund had taken a more defensive posture during the early part of the year. As the inflation outlook improved we moved more of the portfolio into a structure that could take advantage of an improving market such as discount coupons and zeros. During the third quarter, supply picked up significantly and provided an opportunity to enhance the portfolio with specialty state paper purchased at very attractive levels.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
                                                      Very truly yours,

                                        [Richard J. Moynihan signature logo]

                                                      Richard J. Moynihan
                                                      Director, Municipal
Portfolio Management
                                                      The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-California residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders. Yields fluctuate and there can be no guarantee that any particular tax-exempt yield can be achieved.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                    SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments-100.0%                                                                 Amount          Value
                                                                                                       -------        -------
California-96.1%
California Department of Water Resources, Water Systems Revenue (Central
Valley Project):
  5.90%, 12/1/2005..........................................................                    $    1,175,000  $   1,300,725
  Refunding 4.625%, 12/1/2009...............................................                         1,820,000      1,794,902
  Refunding 4.80%, 12/1/2011................................................                         2,180,000      2,138,144
California Educational Facilities Authority, Revenue (Pooled College and
University Project)
  5.375%, 4/1/2013 (Insured; MBIA)..........................................                         1,000,000      1,019,350
California Health Facilities Financing Authority, Revenue:
  (Downey Community Hospital) 5.625%, 5/15/2008.............................                         6,000,000      6,187,020
  (Marin General Hospital) 5.70%, 8/1/2003 (Insured; FSA)...................                         1,760,000      1,898,107
  Refunding (Pomona Valley Hospital) 5.375%, 7/1/2009 (Insured; MBIA).......                         3,240,000      3,351,100
  Refunding (Saint Francis Memorial Hospital) 5.75%, 11/1/2003..............                         1,130,000      1,217,191
California Housing Finance Agency, Revenue (Home Mortgage) 5.80%, 8/1/2003..                         1,100,000      1,141,558
California Public Works Board, LR:
  (Department of Corrections-Calipatria) 6.10%, 9/1/2003 (Insured; MBIA)....                         1,000,000      1,085,340
  Refunding (Department of Corrections-Imperial County) 5.125%, 9/1/2009....                         4,000,000      4,129,920
  (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)....................                         6,100,000      6,778,808
  (Various Community College Projects ) 6%, 12/1/2008 (Insured; AMBAC) (a)..                         3,975,000      4,294,829
  (Various University of California Projects ) 5.90%, 12/1/2003 (Insured; AMBAC)....                 1,000,000      1,092,050
California Statewide Community Development Authority:
  COP, Revenue:
    (Hollywood Presbyterian Medical Center) 5%, 1/1/2001....................                         1,500,000      1,511,760
    Refunding (Huntington Memorial Hospital) 5.50%, 7/1/2010................                         4,000,000      4,129,160
  LR, Refunding (Oakland Convention Centers Project) 6%, 10/1/2004 (Insured; AMBAC)....              2,700,000      2,946,996
Central Coast Water Authority, Revenue (State Water Project, Regional
Facilities):
  6.15%, 10/1/2005 (Insured; AMBAC) (Prerefunded 10/1/2002) (b).............                         1,500,000      1,664,820
  5.15%, 10/1/2009 (Insured; AMBAC).........................................                         6,300,000      6,503,112
Central Valley Financing Authority, Cogeneration Project Revenue
  (Carson Ice General Project) 5.70%, 7/1/2003..............................                         2,000,000      2,109,940
Contra Costa County, COP (Merrithew Memorial Hospital Replacement)
  6.20%, 11/1/2001..........................................................                         1,145,000      1,238,821
East Bay Municipal Utility District, Water Systems Revenue, Refunding:
  6%, 6/1/2004..............................................................                         1,365,000      1,485,120
  6.10%, 6/1/2006...........................................................                         2,000,000      2,171,940
Escondido Joint Powers Financing Authority, LR:
  (Escondido Civic Center Project) 6%, 9/1/2005 (Insured; AMBAC)............                         1,400,000      1,558,760
  Refunding (California Center for the Arts) 5.90%, 9/1/2010 (Insured; AMBAC)                        3,440,000      3,745,885
Foothill, Eastern Transportation Corridor Agency, California Toll Road
Revenue
  Zero Coupon, 1/1/2007.....................................................                         2,000,000      1,423,720
Garden Grove Agency, Community Development, Tax Allocation, Refunding
  (Garden Grove Community Project):
    5.20%, 10/1/2001........................................................                         1,225,000      1,264,923
    5.30%, 10/1/2002........................................................                         1,285,000      1,337,300
Long Beach, COP (Fleet Services Project) 6.10%, 5/1/2001....................                           500,000        533,360

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                      SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
California (continued)
City of Los Angeles, Revenue:
  Harbor Department:
    5%, 8/1/2002............................................................                    $    3,690,000   $  3,797,416
    5%, 8/1/2003............................................................                         5,085,000      5,244,211
    6%, 8/1/2006............................................................                         1,320,000      1,415,937
    6%, 8/1/2014............................................................                         6,500,000      6,884,085
  Judgement Obligation 5%, 8/1/2002.........................................                         3,000,000      3,091,560
  Mortgage, Refunding 5.75%, 7/1/2002 (Insured; MBIA).......................                           660,000        681,780
  Multi-Family (Earthquake Rehabilitation Projects) 5.65%, 12/1/2025 (Insured; FNMA).....           10,000,000     10,411,300
  Wastewater System:
    5.90%, 6/1/2003 (Insured; AMBAC)........................................                         1,000,000      1,086,480
    6%, 6/1/2004 (Insured; AMBAC)...........................................                         1,000,000      1,089,330
Los Angeles County Capital Asset Leasing Corporation, Leasehold Revenue,
Refunding
  5.75%, 12/1/2004 (Insured; AMBAC).........................................                         2,600,000      2,821,962
Los Angeles County Metropolitan Transportation Commission, Sales Tax Revenue,
Refunding
  5.50%, 7/1/2007...........................................................                         3,350,000      3,557,968
Los Angeles County Sanitation Districts Financing Authority, Revenue (Capital
Project)
  5.375%, 10/1/2013 (Insured; MBIA).........................................                         2,625,000      2,656,474
Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding:
  5.75%, 7/1/2001 (Insured; FGIC)...........................................                         1,250,000      1,324,550
  6%, 7/1/2004 (Insured; FGIC)..............................................                         2,000,000      2,202,200
Los Angeles, Department Water & Power, Electric Plant Revenue, Crossover
Refunding
  5.70%, 9/1/2011 (Insured; FGIC)...........................................                         3,500,000      3,677,135
Los Angeles, Municipal Improvement Corp., Sanitation Equipment Charge Revenue
  5.50%, 2/1/2003 (Insured; FSA)............................................                         5,000,000      5,314,900
Metropolitan Water District of Southern California, Waterworks Revenue 5.125%, 7/1/2011.....         4,000,000      4,049,200
Northern California Power Agency, Public Power Revenue, Refunding
  (Hydroelectric Power Project) 5.75%, 7/1/2001 (Insured; MBIA).............                         1,210,000      1,282,164
Oakland, COP, Refunding (Oakland Museum) 6%, 4/1/2012 (Insured; AMBAC)......                         2,500,000      2,623,825
Oakland Redevelopment Agency, Refunding
  (Central District Redevelopment-Senior Tax Allocation):
    5.65%, 2/1/2003 (Insured; AMBAC)........................................                         1,500,000      1,605,135
    5.75%, 2/1/2004 (Insured; AMBAC)........................................                         1,500,000      1,622,880
Orange County, COP:
  Municipal Water District, Water Facilities Corp., Refunding
    (Allen-McColloch Pipeline) 5%, 7/1/2006 (Insured; MBIA).................                         5,380,000      5,612,039
  Refunding 5.70%, 7/1/2010 (Insured; MBIA).................................                         6,445,000      6,902,659
Port Oakland, Revenue:
  Port 6.10%, 11/1/2003 (Insured; MBIA).....................................                         1,245,000      1,363,487
  Special Facilities (Mitsui O.S.K. Lines Ltd.)
    6.40%, 1/1/2003 (LOC; Industrial Bank of Japan) (c).....................                         1,000,000      1,078,230
Riverside County, Asset Leasing Corp., Leasehold Revenue (Riverside County
Hospital Project)
  5.90%, 6/1/2002...........................................................                         3,000,000      3,124,260

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
California (continued)
San Bernardino County, COP (West Valley Detention Center)

  5.90%, 11/1/2001 (Insured; MBIA)..........................................                    $    1,000,000   $  1,070,150
San Diego County Regional Transportation Commission, Sales Tax Revenue
  5%, 4/1/2008 (Insured; AMBAC).............................................                         5,000,000      5,165,100
San Francisco City and County Airports Commission, International Airport
Revenue
  6.20%, 5/1/2015...........................................................                         1,325,000      1,403,705
San Francisco Unified School District, COP, Refunding 5.70%, 9/1/2003 (Insured; MBIA)......          1,000,000      1,058,490
San Joaquin Hills, California Transportation Corridor Agency, Toll Road
Revenue, Refunding
  Zero Coupon, 1/15/2006 (Insured; MBIA) (d)................................                         5,000,000      3,382,350
Santa Ana Housing Authority, MFMR (City Garden Apartments) 5.35%, 12/1/2021.                         3,000,000      3,065,190
Southern California Public Power Authority, Refunding:
  Power Project Revenue:
    (Multiple Projects):
      6.75%, 7/1/2012 (Insured; FSA)........................................                         2,000,000      2,391,060
      6.75%, 7/1/2013 (Insured; FSA)........................................                         1,800,000      2,154,672
    (Palo Alto) 6%, 7/1/2003 (Insured; AMBAC)...............................                         2,500,000      2,731,675
  Transmission Project Revenue (Southern Transmission Project) 5.625%, 7/1/2003                      1,800,000      1,928,808
Southern California Rapid Transit District, Revenue
  (Special Benefit Assessment District) 5.75%, 9/1/2005 (Insured; AMBAC)....                         8,750,000      9,575,213
Stockton Health Facilities Authority, Revenue (Dameron Hospital):
  5%, 12/1/2005.............................................................                         1,240,000      1,246,522
  5.10%, 12/1/2006..........................................................                         1,305,000      1,312,504
  5.20%, 12/1/2007..........................................................                         1,300,000      1,307,449
Tri-City Hospital District, Revenue, Refunding 5.375%, 2/15/2007............                         3,615,000      3,840,359
U.S. Related-3.9%
Commonwealth of Puerto Rico, Improvement Revenue, Refunding:
  5.10%, 7/1/2002...........................................................                         2,000,000      2,060,620
  5.375%, 7/1/2005..........................................................                         3,000,000      3,141,000
Puerto Rico Electric Power Authority, Power Revenue 5.50%, 7/1/2008.........                         2,590,000      2,726,234
                                                                                                                      -------
TOTAL MUNICIPAL INVESTMENTS (cost $195,281,468).............................                                     $205,136,929
                                                                                                                      =======

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FNMA          Federal National Mortgage Association                           Insurance Corporation
FSA           Financial Security Assurance                       MFMR    Multi-Family Mortgage Revenue
Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       -----------------          ------------------
AAA                                Aaa                            AAA                               64.5%
AA                                 Aa                             AA                                19.5
A                                  A                              A                                  9.8
BBB                                Baa                            BBB                                6.2
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====
Notes to Statement of Investments:
    (a)  Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
    (b)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Secured by letter of credit.
    (d)  Purchased on a delayed-delivery basis.
    (e)  Fitch currently provides creditworthiness information for a limited number of investments.
    (f)  At September 30, 1997, 27.8% of the Fund's net assets are insured by
   AMBAC.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                       SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                      Cost             Value
                                                                                                    --------          --------
ASSETS:                          Investments in securities-See Statement of Investments         $195,281,468      $205,136,929
                                 Cash.......................................                                           526,478
                                 Interest receivable........................                                         2,861,042
                                 Prepaid expenses...........................                                             6,477
                                                                                                                      --------
                                                                                                                   208,530,926
                                                                                                                      --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         101,146
                                 Payable for investment securities purchased                                         3,383,450
                                 Accrued expenses and other liabilities.....                                            57,013
                                                                                                                      --------
                                                                                                                     3,541,609
                                                                                                                      --------
NET ASSETS..................................................................                                      $204,989,317
                                                                                                                      ========
REPRESENTED BY:                  Paid-in capital............................                                      $201,870,908
                                 Accumulated net realized gain (loss) on investments                                (6,737,052)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4......................                                         9,855,461
                                                                                                                      --------
NET ASSETS..................................................................                                      $204,989,317
                                                                                                                      ========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                      14,967,943
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                            $13.70
                                                                                                                          ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $  5,436,599
EXPENSES:                        Management fee-Note 3(a)...................                  $     625,340
                                 Shareholder servicing costs-Note 3(b)......                        123,935
                                 Professional fees..........................                         19,290
                                 Trustees' fees and expenses-Note 3(c)......                         15,178
                                 Custodian fees.............................                         10,584
                                 Registration fees..........................                          9,080
                                 Prospectus and shareholders' reports.......                          6,242
                                 Loan commitment fees-Note 2................                          2,138
                                 Miscellaneous..............................                         10,072
                                                                                                    -------
                                       Total Expenses.......................                        821,859
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                           (552)
                                                                                                    -------
                                       Net Expenses.........................                                           821,307
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                         4,615,292
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  1,167,191
                                 Net unrealized appreciation (depreciation) on investments        5,394,953
                                                                                                    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         6,562,144
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $11,177,436
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Six Months Ended
                                                                                         September 30, 1997          Year Ended
                                                                                             (Unaudited)           March 31, 1997
                                                                                             ----------           ----------------
OPERATIONS:

  Investment income-net....................................................                  $    4,615,292         $    9,945,302
  Net realized gain (loss) on investments..................................                       1,167,191               (500,431)
  Net unrealized appreciation (depreciation) on investments................                       5,394,953                559,461
                                                                                                   --------               --------
    Net Increase (Decrease) in Net Assets Resulting from Operations........                      11,177,436             10,004,332
                                                                                                   --------               --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                      (4,615,292)           (10,001,261)
                                                                                                   --------               --------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold............................................                      14,695,344             34,554,439
  Dividends reinvested.....................................................                       3,319,245              7,213,329
  Cost of shares redeemed..................................................                     (30,377,256)           (61,338,340)
                                                                                                   --------               --------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                     (12,362,667)           (19,570,572)
                                                                                                   --------               --------
      Total Increase (Decrease) in Net Assets..............................                      (5,800,523)           (19,567,501)
NET ASSETS:
  Beginning of Period......................................................                     210,789,840            230,357,341
                                                                                                   --------               --------
  End of Period............................................................                    $204,989,317           $210,789,840
                                                                                                   ========               ========
                                                                                                    Shares                Shares
                                                                                                   --------               --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                       1,090,749              2,600,853
  Shares issued for dividends reinvested...................................                         245,332                541,459
  Shares redeemed..........................................................                      (2,252,896)            (4,613,301)
                                                                                                   --------               --------
    Net Increase (Decrease) in Shares Outstanding..........................                        (916,815)            (1,470,989)
                                                                                                   ========               ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                    September 30, 1997                Year Ended March 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                        (Unaudited)      1997        1996        1995        1994        1993(1)
                                                        ----------      ----        ----        ----        ----        ----
    Net asset value, beginning of period..                $13.27      $13.27      $13.02      $13.08      $13.32      $12.50
                                                            ----        ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                   .30         .60         .62         .66         .72         .70
    Net realized and unrealized gain (loss)
      on investments......................                   .43           -         .25        (.06)       (.24)        .82
                                                            ----        ----        ----        ----        ----        ----
    Total from Investment Operations......                   .73         .60         .87         .60         .48        1.52
                                                            ----        ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                  (.30)       (.60)       (.62)       (.66)       (.72)       (.70)
                                                            ----        ----        ----        ----        ----        ----
    Net asset value, end of period........                $13.70      $13.27      $13.27      $13.02      $13.08      $13.32
                                                            ====        ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                 11.07%(2)    4.60%       6.75%       4.76%       3.52%      13.20%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .79%(2)     .78%        .65%        .32%        .04%          -
    Ratio of net investment income
      to average net assets...............                  4.43%(2)    4.48%       4.66%       5.13%       5.25%       5.61%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     -         .04%        .14%        .47%        .78%        .99%(2)
    Portfolio Turnover Rate...............                 18.09%(3)   35.79%      41.42%      17.28%       6.32%       6.74%(3)
    Net Assets, end of period (000's Omitted)           $204,989    $210,790    $230,357    $239,948    $293,363    $160,716
(1)    From April 20, 1992 (commencement of operations) to March 31, 1993.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus California Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $7,908,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $2,551,000 of the carryover expires in fiscal 2003, $4,636,000 expires in fiscal 2004 and $721,000 expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on their pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from April 1, 1997 through March 31, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $552 during the period ended September 30, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1997, the Fund was charged $58,000 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $44,394 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specific effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended September 30, 1997, redemption fees amounted to $146.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997 amounted to $36,748,012 and $44,336,915, respectively.
    At September 30, 1997, accumulated net unrealized appreciation on investments was $9,855,461, consisting of $9,869,460 gross unrealized appreciation and $13,999 gross unrealized depreciation.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            902SA979
Registration Mark
[Dreyfus logo]
California
Intermediate
Municipal
Bond Fund
Semi-Annual
Report
September 30, 1997